================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2003

                                   ----------

                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-31465              35-2164875
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)          Number)          Identification No.)

     601 JEFFERSON, SUITE 3600
            HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

================================================================================

ITEM 5.  OTHER EVENTS.


On June 20, 2003, Natural Resource Partners L.P. (NYSE: NRP) agreed to acquire approximately 78 million tons of proven coal reserves and an overriding royalty interest on additional coal from subsidiaries of PinnOak Resources, LLC for $58 million. The transaction is expected to close in mid-July.

NRP has filed the press release announcing the agreement as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description
99.1                    Press release dated July 1, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATURAL RESOURCE PARTNERS L.P.
                                    (Registrant)

                                    By:      NRP (GP) LP
                                             its General Partner

                                    By:      GP Natural Resource Partners LLC
                                             its General Partner

                                             /s/ Wyatt L. Hogan
                                             ----------------------------------
                                             Wyatt L. Hogan
                                             Vice President and General Counsel

         Dated: July 1, 2003

                                  EXHIBIT INDEX

Exhibit No.             Description
99.1                    Press release dated July 1, 2003